Exhibit (a)(1)(I)

AMENDED AND RESTATED

LETTER OF TRANSMITTAL

to

Tender Shares of Common Stock

(Including the Associated Stock Purchase Rights)

of

OSI Pharmaceuticals, Inc.

Pursuant to the Offer to Purchase dated March 2, 2010, and

the Amendment and Supplement thereto dated May 19, 2010

at

$57.50 Net Per Share

by

Ruby Acquisition, Inc.

a wholly-owned subsidiary of

Astellas US Holding, Inc.

a wholly-owned subsidiary of

Astellas Pharma Inc.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT MIDNIGHT,

NEW YORK CITY TIME, ON JUNE 2, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary For The Offer Is:

Computershare Trust Company, N.A.

By Registered or Certified Mail:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

250 Royall Street, Suite V

Canton, MA 02021

By facsimile for eligible institutions only: (617) 360-6810

To confirm receipt of facsimile for eligible institutions only: (781) 575-2332

DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IS COMPLETED.

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DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as Name(s) appear(s) on Share Certificate(s))	Share Certificate(s) Tendered (Attach additional list if necessary)
	Share Certificate Number(s)*	Total Number of Shares Evidenced by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*       Need not be completed by Stockholders tendering Shares by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Shares evidenced by any Share Certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IS TO BE COMPLETED BY STOCKHOLDERS OF OSI PHARMACEUTICALS, INC. EITHER (1) IF CERTIFICATES EVIDENCING SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH OR (2) IF DELIVERY OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN AND PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE AND SECTION 2 OF THE SUPPLEMENT (AS DEFINED BELOW)).

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9.

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Holders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase and Section 1 of the Supplement) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase and Section 2 of the Supplement. See Instruction 2. Unless the context requires otherwise, all references herein to “Share Certificates” shall be deemed to include the associated Rights Certificates (as such term is defined in Section 2 of the Offer to Purchase).

This Amended and Restated Letter of Transmittal supersedes and replaces, in its entirety, the previously circulated Letter of Transmittal sent to stockholders on or about March 2, 2010. Tendering stockholders may continue to use the previously circulated Letter of Transmittal or they may use this Amended and Restated Letter of Transmittal. Stockholders using the previously circulated Letter of Transmittal to tender their Shares will be deemed to be tendering pursuant to the Offer and will receive the Offer price of $57.50 per Share described in the Supplement if Shares are accepted for payment and paid for by the Purchaser pursuant to the Offer. Stockholders tendering their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase and Section 2 of the Supplement may do so using either the previously circulated Notice of Guaranteed Delivery sent to stockholders on or about March 2, 2010 or the revised Notice of Guaranteed Delivery circulated herewith. Unless otherwise indicated, as used herein, the term “Notice of Guaranteed Delivery” refers to any such document.

Shares previously tendered pursuant to the Offer to Purchase and the related Letter of Transmittal and not withdrawn constitute valid tenders for purposes of the Offer. Stockholders who have validly tendered and not withdrawn their Shares are not required to take any further action with respect to such Shares in order to receive the offer price of $57.50 per Share if Shares are accepted for payment and paid for by the Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized. See Section 3 of the Offer to Purchase. If you have not already tendered your Shares, please disregard the materials previously delivered to you and use the materials accompanying the Supplement.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

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If Delivered by Book-Entry Transfer, Check Box: ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED AT THE END OF THIS AMENDED AND

RESTATED LETTER OF TRANSMITTAL. PLEASE READ THE INSTRUCTIONS

SET FORTH IN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL CAREFULLY.

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Ladies and Gentlemen:

The undersigned hereby tenders to Ruby Acquisition, Inc. (“Purchaser”), a Delaware corporation and an indirect wholly-owned subsidiary of Astellas Pharma Inc. (“Astellas”), (1) the above-described shares of common stock, par value $.01 per share (the “Stock”), of OSI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and (2) the associated stock purchase rights (the “Rights” and collectively with the Stock, the “Shares”) issued pursuant to the Rights Agreement, dated as of September 27, 2000 by and between the Company and The Bank of New York, as amended from time to time (the “Rights Agreement”) for $57.50 per Share, net to the seller in cash (subject to applicable withholding taxes), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 2, 2010 (as amended from time to time, the “Offer to Purchase”) and in the Amendment and Supplement to the Offer to Purchase dated May 19, 2010 (the “Supplement”), receipt of which is hereby acknowledged, and in this Amended and Restated Letter of Transmittal (which, together with the Offer to Purchase, the Supplement and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares or other securities) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer to Purchase (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

The undersigned understands that stockholders of the Company will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date (as such term is defined in Section 14 of the Offer to Purchase) has not occurred prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights. If the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the time a holder’s Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates to the Depositary representing a number of Rights equal to the number of Shares tendered pursuant to the Offer within a period ending on the later of (1) three NASDAQ Stock Market trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date that Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if

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available, with respect to such Rights prior to accepting the associated Shares for payment pursuant to the Offer if the Distribution Date has occurred prior to the Expiration Date. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

By executing this Amended and Restated Letter of Transmittal, the undersigned irrevocably appoints the designees of the Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, in the manner set forth in this Amended and Restated Letter of Transmittal, each with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to (a) the Shares tendered by the undersigned and accepted for payment by Purchaser and (b) any and all non-cash dividends, Distributions, rights or other securities issued or issuable on or after the date of the Offer to Purchase in respect of such tendered and accepted Shares. All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment and proxies shall be effective if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. The undersigned acknowledges and agrees that, upon such acceptance for payment, all prior proxies given by the undersigned with respect to his, her or its Shares and such other securities will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). Without limiting the foregoing, the proxy granted to the aforementioned designees of the Purchaser shall include the power to exercise all voting and other rights of the undersigned as such designees, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s stockholders (or in respect of any action by stockholder consent in lieu of a meeting of the Company’s stockholders). The undersigned acknowledges that in order for Shares or other securities to be deemed validly tendered hereunder and otherwise pursuant to the Offer, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby (and all Distributions), and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered (and all Distributions assigned or transferred) hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser, all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution, as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that valid tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase, Section 2 of the Supplement and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered.

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price and/or return all Share Certificates evidencing Shares not tendered or accepted for payment

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in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated and at the address so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

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SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 1, 4, 5 AND 6)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue	☐ Check ☐ Share Certificate(s) to:

Name:
(Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein)

☐    Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

DTC
Account
Number:

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SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 4, 5 AND 6)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered” above.

Mail	☐ Check	☐ Share Certificate(s) to:

Name:
(Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein)

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IMPORTANT

STOCKHOLDERS SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

Signature(s) of Holder(s)

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:

(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature:

Name(s):

(Please Print)

Name of Firm:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Amended and Restated Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”). No signature guarantee is required on this Amended and Restated Letter of Transmittal if (i) this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) have not completed the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Amended and Restated Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.	Delivery of Letter of Transmittal and Shares.

This Amended and Restated Letter of Transmittal is to be used if either Share Certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase) is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase and Section 2 of the Supplement. Share Certificates for all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Amended and Restated Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Amended and Restated Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Depositary at its address set forth on the front page of this Amended and Restated Letter of Transmittal prior to the Expiration Date (as defined in Section 1 of the Supplement) (or the expiration of a subsequent offering period, if applicable). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Amended and Restated Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase and Section 2 of the Supplement. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares, in each case together with a properly completed and duly executed Amended and Restated Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Amended and Restated Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days of the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase and Section 2 of the Supplement.

THE METHOD OF DELIVERY OF SHARES, THE AMENDED AND RESTATED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED

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MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By execution of this Amended and Restated Letter of Transmittal (or a manually signed facsimile hereof), the undersigned waives any right to receive any notice of the acceptance for payment of the Shares.

3.	Inadequate Space.

If the space provided under “Description of Shares Tendered” is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4.	Partial Tenders (not applicable to stockholders who tender by book-entry transfer).

If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Amended and Restated Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Amended and Restated Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Amended and Restated Letter of Transmittal.

If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Amended and Restated Letters of Transmittal as there are different registrations of Shares.

If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned or issued in the name of, any person other than the registered holder(s). Signature(s) on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Amended and Restated Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered hereby, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Amended and Restated Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

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6.	Stock Transfer Taxes.

Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

7.	Special Payment and Delivery Instructions.

If the check for the purchase price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned or issued in the name of, a person other than the person(s) signing this Amended and Restated Letter of Transmittal or if the check or any Share Certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Amended and Restated Letter of Transmittal or to the person(s) signing this Amended and Restated Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Amended and Restated Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.	Substitute Form W-9.

Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a “U.S. holder” (as defined in Section 5 of the Offer to Purchase), and each other U.S. payee, must provide the Depositary with such holder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such holder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9. Certain holders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For further information concerning backup withholding, see “IMPORTANT TAX INFORMATION” below.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF U.S. FEDERAL INCOME TAX AT A 28% RATE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW AND THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9.	Mutilated, Lost, Stolen or Destroyed Certificates.

If any Share Certificate(s) which represented Shares has been mutilated, lost, stolen, or destroyed, the stockholder should promptly notify the Company’s transfer agent for the Shares. The holder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Amended and Restated Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

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10.	Waiver of Conditions; Interpretation.

Purchaser reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law or any defect or irregularity in the tender of any Shares of any particular stockholder, including without limitation the undersigned, whether or not similar defects or irregularities are waived in the case of other stockholders. Purchaser’s interpretation of the terms and conditions of the Offer (including, without limitation, this Amended and Restated Letter of Transmittal and these Instructions) will be final and binding.

11.	Requests for Assistance or Additional Copies.

Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager for the Offer at their respective addresses and telephone numbers set forth on the back cover of this Amended and Restated Letter of Transmittal. Additional copies of the Offer to Purchase, the Supplement, this Amended and Restated Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent.

IMPORTANT: THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE OR PRIOR TO THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD (IF APPLICABLE).

Corp Actions Voluntary

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. holder, and each other U.S. payee, whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder’s correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is such holder’s social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such holder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

Certain holders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. holder (as defined in Section 5 of the Offer to Purchase) to qualify as an exempt recipient, such holder must submit the appropriate IRS Form W-8, signed under penalties of perjury, attesting to such person’s foreign status. The appropriate IRS Form W-8 is available on the IRS website (www.irs.gov) or can be obtained from the Depositary.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a U.S. holder with respect to Shares purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder’s correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and (ii) that such holder is not subject to backup withholding because (a) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such holder that such holder is no longer subject to backup withholding or (c) such holder is exempt from backup withholding.

What Number to Give the Depositary

U.S. holders are required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering U.S. holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should check the “Awaiting TIN” box in Part II, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the “Awaiting TIN” box is checked in Part II and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% of all payments of the purchase price to such holder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering holder if a TIN is provided to the Depositary within 60 days.

Corp Actions Voluntary

PAYOR’S NAME

SUBSTITUTE Form W-9	Name: Address:
Department of the Treasury, Request for Taxpayer Identification Number (TIN) and Certification	(City) (State) (Zip Code)
	Check appropriate box: Individual/Sole Proprietor ☐ Partnership ☐	Corporation ☐ Other (specify) ☐	Exempt from Backup Withholding ☐

	Part I.—Please provide your taxpayer or identification number in the space at right. If awaiting TIN, write “Applied For.”		SSN: or EIN:

Part II.—Awaiting TIN  ☐

Part III.—Certification Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a United States person (including a United States resident alien).

Certification Instructions—You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature:                                                                          Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF
28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW
THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

Corp Actions Voluntary

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Corp Actions Voluntary

FACSIMILES OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY SIGNED, WILL BE ACCEPTED. THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL AND SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH COMPANY STOCKHOLDER OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH BELOW.

The Depositary For The Offer Is:

Computershare Trust Company, N.A.

By Registered or Certified Mail:

Computershare Trust Company, N.A.

Attn Corporate Actions Voluntary Offer

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare Trust Company, N.A.

Attn Corporate Actions Voluntary Offer

250 Royall Street, Suite V

Canton, MA 02021

By facsimile for eligible institutions only: (617) 360-6810

To confirm receipt of facsimile for eligible institutions only: (781) 575-2332

Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this Amended and Restated Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address and telephone number set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Inc.

199 Water Street, 26th Floor

New York, New York 10038

Banks and Brokers Call: (212) 440-9800

All Others Please Call Toll-Free: (800) 213-0473

The Dealer Manager for the Offer is:

388 Greenwich Street

New York, New York 10013

Call: (213) 833-2337

Call Toll Free: (877) 633-6351

Corp Actions Voluntary